Exhibit 99.1
TeraWulf Secures Google Credit Backstop for Project Financing in Support of $19 Billion Anthropic Lease; Executes Definitive Fluor EPC Agreement
Google credit support strengthens TeraWulf’s ability to secure competitive project financing for contracted AI infrastructure at Hawesville, Kentucky campus
Fluor agreement expands engineering and construction capacity, with defined delivery milestones
EASTON, Md., November 4, 2026 – TeraWulf Inc. (NASDAQ: WULF) (“TeraWulf” or the “Company”), a vertically integrated owner, developer and operator of large-scale digital infrastructure, today announced the execution of credit support agreements with Google LLC (“Google”) in connection with debt financing supporting approximately $19 billion of contracted lease commitments with Anthropic, PBC (“Anthropic”) at its Justified Data Campus in Hawesville, Kentucky (“Justified”). The Company also announced a definitive engineering, procurement and construction (“EPC”) agreement with Fluor Enterprises, Inc. (“Fluor”) on a GMP-basis for the development of Justified.
Together, these agreements strengthen the project’s financing framework and expand construction execution capacity, advancing TeraWulf’s strategy of converting long-term contracted demand into durable cash flow.
“We structured our Anthropic leases from the outset to address counterparty credit, financing costs and capital requirements,” said Paul Prager, Chairman and Chief Executive Officer of TeraWulf. “Google’s credit support strengthens our ability to secure competitive project financing, while Fluor’s engineering and construction capabilities expand our capacity to execute at scale. Together, these agreements reinforce our disciplined approach to capital deployment and our focus on delivering attractive risk-adjusted returns.”
Google Credit Support Strengthens Project Financing
Under the credit support agreements, Google LLC, a subsidiary of Alphabet Inc., provides contractual credit support for anticipated debt financing supporting TeraWulf’s long-term Justified development. Alphabet’s senior unsecured debt is rated AA+ by S&P Global Ratings and Aa2 by Moody’s.
“Cost of capital is fundamental to infrastructure development,” said Patrick Fleury, Chief Financial Officer of TeraWulf. “Strong investment-grade credit support strengthens the project’s financing profile and our ability to pursue competitive long-term debt, reinforcing our focus on disciplined capital allocation and attractive risk-adjusted returns.”

Fluor EPC Expands Execution Capacity
TeraWulf has also executed a definitive EPC agreement with Fluor covering engineering, procurement and construction activities for three data center buildings at Justified, building on the limited notice to proceed announced in March 2026.
The agreement advances Fluor’s role from early engineering and pre-construction to a comprehensive scope encompassing engineering, procurement, construction, testing and commissioning. It establishes defined delivery milestones, open-book cost reporting, procurement oversight and contractual performance protections. Guaranteed maximum pricing is being established in accordance with the agreement as engineering and procurement progress.
The partnership enables TeraWulf to leverage its experienced core development team while accessing Fluor’s engineering resources, procurement capabilities and established network of subcontractors and skilled labor. As labor availability becomes an increasingly important constraint on large-scale data center development, Fluor’s more than 100 years of experience delivering complex infrastructure projects provides meaningful execution depth and flexibility.
Under the EPC milestone schedule, phased ready-for-service completions are expected to begin in late 2027 and continue through the second quarter of 2028.
“Fluor gives us the ability to scale execution without building a global engineering and construction organization internally,” Prager added. “Their engineering depth, procurement capabilities and access to skilled labor complement our team’s decades of experience developing energy infrastructure. Together, we’re focused on delivering our customer commitments with disciplined cost management and clear schedule accountability.”
Building Long-Term Infrastructure Value
TeraWulf is an energy infrastructure company, pairing long-term access to power with contracted AI and high-performance computing (“HPC”) demand. Rather than investing in AI compute hardware, the Company develops and operates the underlying infrastructure, supported by long-term leases, investment-grade credit protections and disciplined capital allocation.
The Justified milestones follow TeraWulf’s recent expansion of contracted power capacity to 1 GW at its Muskie Data Campus in eastern Kentucky, reflecting continued progress across its development portfolio.

“Ultimately, megawatts alone do not create shareholder value,” Prager concluded. “What gives us confidence is what we have in the ground, what we have under contract, the investment-grade credit supporting those commitments and a team with decades of experience delivering large-scale infrastructure. We remain focused on execution and converting that foundation into durable cash flow and long-term value per share.”
About TeraWulf
TeraWulf develops, owns and operates large-scale, power-backed digital infrastructure in the United States, purpose-built for high-performance computing and artificial intelligence workloads. The Company combines long-term control of land, power and interconnection infrastructure with deep in-house expertise in energy markets, infrastructure development and data center operations. TeraWulf operates the Lake Mariner Data Campus in New York and is developing and pursuing additional large-scale campuses in Kentucky, New York and Maryland. The Company also operates existing bitcoin-mining infrastructure at Lake Mariner, portions of which are being repurposed to support contracted HPC development.
For more information, visit www.terawulf.com.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements include statements concerning anticipated future events and expectations that are not historical facts. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. In addition, forward-looking statements are typically identified by words such as “plan,” “believe,” “goal,” “target,” “aim,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “seek,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “strategy,” “opportunity,” “predict,” “should,” “would” and other similar words and expressions, although the absence of these words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are based on the current expectations and beliefs of TeraWulf’s management and are inherently subject to a number of factors, risks, uncertainties and assumptions and their potential effects. There can be no assurance that future developments will be those that have been anticipated. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, risks, uncertainties and assumptions, including, among others: (1) TeraWulf’s ability to attract additional customers to lease its HPC data centers; (2) TeraWulf’s ability to complete its data center campuses and future strategic growth initiatives in a timely manner or within anticipated cost estimates; (3) operational risks associated with its data centers and TeraWulf’s ability to perform under its existing data center lease agreements; (4)

changes in applicable laws, regulations and/or permits affecting TeraWulf’s operations or the industries in which it operates; (5) failure to obtain adequate financing on a timely basis and/or on acceptable terms with regard to expansion or existing operations; (6) adverse geopolitical or economic conditions, including a high inflationary environment, the implementation of new tariffs and more restrictive trade regulations; (7) the potential of cybercrime, money-laundering, malware infections and phishing and/or loss and interference as a result of equipment malfunction or break-down, physical disaster, data security breach, computer malfunction or sabotage (and the costs associated with any of the foregoing); (8) the availability and cost of power as well as electrical infrastructure equipment necessary to maintain and grow the business and operations of TeraWulf; and (9) other risks and uncertainties detailed from time to time in TeraWulf’s filings with the Securities and Exchange Commission (“SEC”). Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. TeraWulf does not assume any obligation to publicly update any forward-looking statement after it was made, whether as a result of new information, future events or otherwise, except as required by law or regulation. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements and the discussion of risk factors contained in the Company’s filings with the SEC, which are available at www.sec.gov.
Investor Relations: Investors@terawulf.com
Media Relations: media@terawulf.com

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